UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 31, 2017

ALLIANCEBERNSTEIN L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-29961	13-4064930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On January 31, 2017, Véronique Weill resigned from the Board of Directors (“Board”) of AllianceBernstein Corporation (“Corporation”), general partner of AllianceBernstein L.P. and AllianceBernstein Holding L.P. (collectively, “AB”), in connection with her departure from AXA S.A. Ms. Weill also resigned from the Executive Committee of the Board, the Compensation Committee of the Board and the Corporate Governance Committee of the Board. AXA S.A. is a parent company of AB.

Item 7.01.    Regulation FD Disclosure.

AB is furnishing a news release (“4Q16 Call Release”) issued on January 31, 2017 announcing conference call information relating to financial and operating results for the fourth quarter of 2016. The 4Q16 Call Release is attached hereto as Exhibit 99.01.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

99.01	4Q16 Call Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCEBERNSTEIN L.P.
Dated: February 1, 2017	By:	/s/ David M. Lesser
David M. Lesser Corporate Secretary